[LOGO]

PRESENTATION OF PROTECTION ONE, INC.

May 9, 2000

FORWARD LOOKING STATEMENTS
-------------------------------------------------------------------------------

The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.

Forward-looking statements describe our future plans, objectives, expectations, or goals. Such statements address future events and conditions concerning capital expenditures, earnings, litigation, the outcome of accounting issues reviewed by the SEC staff as disclosed in previous filings, possible corporate restructurings, mergers, acquisitions, dispositions, liquidity and capital resources, interest, environmental matters, and ability to enter new markets successfully. Our actual results may differ materially from those discussed here. See the company's 1999 Annual Report on Form 10-K and the 2000 1st Quarter Report on Form 10-Q which was filed on May 5, 2000 and current reports on Form 8-K for further discussion of factors affecting the company's performance. Protection One disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this seminar.

                                                                         [LOGO]

AGENDA
-------------------------------------------------------------------------------

    -   Introduction

    -   Phase I - The Turn Around

        -   North America Overview

        -   Network Multifamily Review

        -   Financial Review

    -   Phase II - A Healthier Protection One

    -   The Investment Opportunity

                                                                         [LOGO]

HISTORY
-------------------------------------------------------------------------------

    -   Founded in 1988

    -   IPO in 1994

    -   Merged with Western Resources security business in 1997

    -   Purchased Network Multifamily from Westar Capital in 1998

    -   Board of Directors installed new management team in 1999

    -   Protection One Europe sold to Westar Capital in February 2000

                                                                         [LOGO]

ADDRESSING CONCERNS
-------------------------------------------------------------------------------

    -   Management

    -   Growth strategy

    -   Attrition

    -   SEC Overhang

    -   Leverage/Liquidity


5

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

[LOGO]

                              PROTECTION ONE TODAY
-------------------------------------------------------------------------------

PROTECTION ONE TODAY
-------------------------------------------------------------------------------

    -   One of the top three largest monitored security companies in the nation

    -   1.5 million subscribers

         -   Retail                       1,038,400
         -   Wholesale                     140,000
         -   Network Multifamily           297,000

    -   North American Operations, Network Multifamily

    - Protection One Europe and Guardian investment separately owned by Westar Capital

                                                                         [LOGO]

MANAGEMENT

--------------------------------------------------------------------------------

                                    Chairman
                                    Doug Lake

President                President and COO          CFO
Network Multifamily      Annette Beck               Tony Somma
25 years
Steve Williams

VP Operations            Sr. VP Operations          Controller
13 years                 20 + years at              Andy Devin
Gary Skraehart           ADT/Centennial
                         Rich Simonetti

VP Sales                 VP Customer Operations    Executive Director
18 years                 9 years at Westinghouse   of Finance
Chris Whipple            Joe Sanchez               Craig Liening

VP Legal/HR &            VP Sales                  Exec. Director Investor
General Counsel          15 years at               Relations & FinancialPlanning
8 years                  Brinks                    Craig Weingartner
Steven Parker            Doug Valenski

Director Market Support  VP Legal & Administration
11 years                 10 years at
Renee Caldwell           Westinghouse
                         Renee Kingsley

Director ICS             VP Patrol
2 years                  10 years
Ibrahim Kassem           Retired DEA
                         Craig Chretien

Controller               VP Wholesale
9 years                  10 + years at
Kelly James              CMS
                         Tony Wilson

                         VP National Accounts
                         20 + years at
                         ADT
                         John Tosches

                                                                         [LOGO]

PROTECTION ONE TODAY
--------------------------------------------------------------------------------


Number of Subscribers:  Total 1.5 million

[MAP]

Number of Subscribers

/ / > 125,000         / / 20,000 - 125,000       / / < 20,000
California                 Washington            All other states
Texas                      Oregon
Florida                    Nevada
                           Kansas
                           Oklahoma
                           Tennessee
                           Kentucky
                           Georgia
                           Michigan
                           Ohio
                           New York
                           Arizona
                           Canada




9

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

PROTECTION ONE CALL CENTER LOCATIONS
-------------------------------------------------------------------------------


                                        NUMBER OF         CAPACITY*
                                       SUBSCRIBERS
-    Main Centers
      -   Beaverton, OR                   305,000           750,000
      -   Irving, TX                      403,600           460,000
      -   Wichita, KS                     210,000         1,020,000
      -   Hagerstown, MD                   66,000            98,000

-    Canadian
      -   Vancouver, Canada                19,000            80,000
      -   Ottawa, Canada                   24,000            50,000
-    Sonitrol
      -   Norwalk, CT                       6,600             7,000
      -   Phoenix, AZ                       1,700             3,600
      -   Dayton, OH                        1,500             2,000
-    Other
      -   Portland, ME                     32,000            60,000
      -   Addison, TX (NMF)               297,000           345,000
      -   Orlando, FL (wholesale)         109,000           150,000
                                       ----------        ----------
          Total                         1,475,400         3,025,600

------------------------------------------------------------------------
EXCESS CAPACITY CREATES HUGE POTENTIAL FOR MARGIN IMPROVEMENT
------------------------------------------------------------------------

* Receiver capacity

                                                                         [LOGO]

REVIEW OF PROTECTION ONE - LATE 1998 EARLY 1999
-------------------------------------------------------------------------------

-   Europe, Multifamily, and North American stand alone entities

-   Problems related to North American segment

    - Growth model with reliance on dealers at high multiples of MRR, (35 times) or $1200/customer

    -   Financed solely with bank debt; peak monthly borrowings of $28M in April

    -   Operational issues which led to poor customer service

        -   Employee layoffs in call centers

        -   High call abandonment rates

        -   Low service response

        -   No collections efforts

-------------------------------------------
           RESULTED IN ATTRITION SPIKE
-------------------------------------------

    -   No integration efforts

        -   Third party monitoring costs of $8M+

        -   Different call center and financial platforms


11

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

[LOGO]








                                    PHASE I
                                THE TURN AROUND
--------------------------------------------------------------------------------
                    "PROTECTION ONE NORTH AMERICA IS FIXED"

                    PHASE I - THE NORTH AMERICAN TURN AROUND
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                       Before                             After                           Status
---------------------------------------------------------------------------------------------------------------------------
Cost of Growth                          35x                             20x - 23x                          Done
---------------------------------------------------------------------------------------------------------------------------
Customer Service                      30% TSF                            80+% TSF                          Done

                              25% Abandoned Call Rate                  3% Abandoned

---------------------------------------------------------------------------------------------------------------------------
Technology                       Multiple Platforms                    One Platform                    MAS Rollout Q4

                             Information Internet Site         Transactional Internet Site           Walker Rollout Q4

                                                                                                    Internet Rollout Q2
---------------------------------------------------------------------------------------------------------------------------

Attrition                           19% Q3 1999                       11.9% Q1 2000                        Done

---------------------------------------------------------------------------------------------------------------------------

Total Company Debt                     $1.1 B                             $700 M                          On-going

---------------------------------------------------------------------------------------------------------------------------

Executive and Back office          Decentralized                       Centralized                         Done
---------------------------------------------------------------------------------------------------------------------------


13                                                                        [LOGO]

[LOGO]









                            NORTH AMERICAN OVERVIEW
--------------------------------------------------------------------------------

NORTH AMERICAN ACHIEVEMENTS
--------------------------------------------------------------------------------


    -   Reduced cost of growth

    -   Strengthened our customer service

    -   Continued to provide superb monitoring service

    -   Reduced service order backlog

    -   Lowered attrition


15                                                                        [LOGO]

REVAMPED GROWTH MODEL
--------------------------------------------------------------------------------


          BEFORE                        AFTER
          High                          Internal
          Cost                          Sales
          Dealers

          Sole                          New
          Reliance                      "Low-Cost"
          on Dealers                    Dealers

          Relaxed                       Paradigm
          Credit                        Direct
          Scoring

                                        Tightened
                                        Credit
                                        Scoring


16                                                                        [LOGO]

RESIDENTIAL DISTRIBUTION CHANNELS
--------------------------------------------------------------------------------

                                QUALIFIED LEADS
                                  - Internet
                               - Telemarketing
                                   - Mail
                                 - Direct TV
                                  - Referral
                                 - Retention



          Revamped                 Internal                   Third Party,
           Dealer                Commissioned                  Scalable
          Network                Sales Force                    Sales
                                                              Platforms



                           Protection One Sales 20-23x


17                                                                        [LOGO]

DEALER PROGRAM
--------------------------------------------------------------------------------


    -   Old program peaked at 25,000 accounts in March 1999

    -   Cash outlay peaked in April 1999 at $28M

    -   Average multiple 35x

    -   Program revamped to 26x

    -   Favorable economics to dealer at new multiple

    -   Q1 purchases
        -   8,000 "old" program
        -   260 "alternative" program
        -   1,100 "new" program


18                                                                        [LOGO]

DEALER PROGRAM PURCHASES
--------------------------------------------------------------------------------


                            Dealer Program Purchases

                     Accounts Purchased and Multiple Trend

                           Number of Accounts                      Average Gross
                                                                   Multiple Paid
Jan                             15,894                                 35.04
Feb                             20,808                                 34.08
Mar                             24,871                                 34.45
Apr                             22,497                                 34.63
May                             20,865                                 34.75
Jun                             20,139                                 34.96
July                            17,678                                 35.02
Aug                             14,437                                 35.00
Sep                             12,606                                 34.97
Oct                             10,616                                 34.91
Nov                              7,812                                 34.78
Dec                              6,866                                 34.93
Jan                              3,468                                 33.56
Feb                              3,771                                 32.54
Mar                              2,152                                 29.40
Apr MTD                          1,673                                 28.90

19                                                                        [LOGO]

INTERNAL SALES PROGRAM
--------------------------------------------------------------------------------
    -   Commission only sales organization rolled out February 21, 2000


    -   Seventy-six hired in 1st Quarter


    -   Leverage branch infrastructure


    -   Utilize subcontractor installation network to fix labor costs


    -   Telesales aimed at new owners and new installations


    - Commission only compensation plan rewards self-generated and add-on sales
        -   $75-$200 per sale
        -   15% of add on revenue
        -   Bonus based on hitting qualified volume levels


    -   Q1 results
        -   1,900 sales
        -   2,600 new owners


20                                                                        [LOGO]

PARADIGM DIRECT
--------------------------------------------------------------------------------

    - Protection One transferred marketing department, to Paradigm in 1999 forming POMS

    -   POMS focus:

        - Utilize new marketing channels; telemarketing, direct response TV, direct mail, affinity programs (Priceline.com, Ourhouse.com), internet

            -   Lead machine

            -   Create new fully installed customer creation vehicle

        -   Pilot program underway

            -   Contracted with RS&I for installations

            -   Protection One installing in 11 markets

    -   Rollout new transactional internet site Q2

    -   Q1 purchases

        -   87 accounts

        -   213 leads


21                                                                        [LOGO]

[LOGO]


                              COMMERCIAL BUSINESS
--------------------------------------------------------------------------------

COMMERCIAL INITIATIVE
--------------------------------------------------------------------------------


    -   10% of North America revenue from commercial account base

    -   Under utilized asset

    -   Evaluation of business showed significant potential

    -   Creating commercial business unit to unlock value

                                                                         [LOGO]

COMMERCIAL DISTRIBUTION MODEL
--------------------------------------------------------------------------------

Light Commercial                                 National Accounts


     Dealers and Internal Sales         National Accounts team


                           Commercial Sales

     Internal Commercial Sales          NJ and KC teams


Medium Commercial                                 Engineered Systems

                                                                         [LOGO]

COMMERCIAL BUSINESS PROFILE
--------------------------------------------------------------------------------

    -   Light commercial

        -   Small retail stores, restaurants, strip mall locations

        -   MRR - $25-$80

        -   Residential equipment, sales and installers

    -   National Accounts

        -   Multi location accounts of a larger parent company

        -   MRR - $25-$50 per location

        -   Moderate installation sophistication

        -   Experienced, more knowledgeable sales


    -   Medium Commercial

        - Established retailers, office/warehouse combinations, class A, B and C office

        -   MRR $35-$100

        -   Moderate installation sophistication

        -   Experienced, more knowledgeable sales

                                                                         [LOGO]

--------------------------------------------------------------------------------


    -   Engineered Systems

        - High risk accounts, property management integrated systems, fire systems

        -   MRR $100-$500 plus generally up front equipment sale

        -   Sophisticated design and installation

                                                                         [LOGO]

[LOGO]

                                CUSTOMER SERVICE
--------------------------------------------------------------------------------

IMPROVED CUSTOMER SERVICE
--------------------------------------------------------------------------------


BEFORE                             AFTER

Busy                               Appropriately
Signal                             Staffed
                                   Call Centers

                                   Rollout Vision
                                   and Performance
                                   Objectives

High                               Improved
Attrition                          Technology

                                   Refocused
                                   Collections



28

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

CUSTOMER SERVICE PERFORMANCE
--------------------------------------------------------------------------------


% OF CALLS ANSWERED WITHIN 20 SECONDS

       Jan     Feb     Mar     Apr     May     Jun     July   Aug     Sep    Oct   D
Goal   0.8     0.8     0.8     0.8     0.8     0.8     0.8    0.8     0.8    0.8
TSF    52.0%   49.0%   51.0%   59.0%   52.0%   33.0%   61.0%  79.0%   87.0%  78.0%


        Nov     Dec     Jan     Feb     Mar     Apr MTD
Goal    0.8     0.8     0.8     0.8     0.8     0.8
TSF     86.0%   84.0%   85.0%   82.0%   85.0%   84.0%


[GRAPH]

                                                                         [LOGO]

CUSTOMER SERVICE PERFORMANCE
--------------------------------------------------------------------------------

                         Customer Service Performance

                              Abandoned Call Rate

                                    Goal                    Abandon
Jan                                  5%                        9%
Feb                                  5%                       14%
Mar                                  5%                       18%
Apr                                  5%                       14%
May                                  5%                       12%
Jun                                  5%                       26%
Jul                                  5%                       10%
Aug                                  5%                        4%
Sept                                 5%                        3%
Oct                                  5%                        3%
Nov                                  5%                        2%
Dec                                  5%                        2%
Jan                                  5%                        2%
Feb                                  5%                        2%
Mar                                  5%                        2%
Apr                                  5%                        3%

                                                                         [LOGO]

FIELD OPERATIONS
--------------------------------------------------------------------------------

                               AVERAGE BACKLOG OF
                                 SERVICE ORDERS


                  Jan     Feb    Mar     Apr     May    Jun     Jul     Aug     Sept    Oct     Nov     Dec    Jan     Feb     Mar
Goal              2.5     2.5    2.5     2.5     2.5    2.5     2.5     2.5     2.5     2.5     2.5     2.5    2.5     2.5     2.5
Average Backlog   2.1     1.6    1.7     1.8     2.0    2.1     2.6     2.3     2.3     2.0     1.9     2.0    2.1     1.8     1.8


[GRAPH]
31

                                                                         [LOGO]

NORTH AMERICA ATTRITION
--------------------------------------------------------------------------------


                              QUARTERLY ANNUALIZED

                '98 Q1  '98 Q2  '98 Q3  '98 Q4  '99 Q1  '99 Q2  '99 Q3  '99 Q4  '00 Q1
Attrition       10.40%  12.60%  10.90%  8.30%   11.20%  15.90%  19.00%  16.30%  11.93%


- Goal for 2000 is 13%

[GRAPH]
32

                                                                         [LOGO]

[LOGO]

                               OTHER INITIATIVES
--------------------------------------------------------------------------------

COST REDUCTIONS
--------------------------------------------------------------------------------

    -   Third Party monitored accounts decrease

        -   108K accounts in March, 1999

        -   47K accounts as of March, 2000

        -   Expenditure reduced from $8.1M to $2.7M annually

    -   Culver City office move March 15; $2M savings over 4 years

    -   Irving office sublease in process; $2M savings over 5 years

                                                                         [LOGO]

COMPENSATION PROGRESS
--------------------------------------------------------------------------------

    -   Watson Wyatt study implemented as of March 1

        -   15 pay grade structure

        -   Standard titles

    -   Stock options being given to all exempt employees

    -   Annualize salary increases

                                                                         [LOGO]

[LOGO]

                          NETWORK MULTIFAMILY OVERVIEW
--------------------------------------------------------------------------------

HISTORY
--------------------------------------------------------------------------------


    -   Founded in 1982

    -   Acquired by Westar Capital in late 1997

    -   Purchased by Protection One in early 1998

    -   Acquired two largest competitors in 1998

                                                                         [LOGO]

--------------------------------------------------------------------------------

Total Number of
Subscribers: 300,000


[MAP]

Number of Subscribers

Yellow = 40,000 and above     Red = 10,000 - 39,999  Blue = less than 10,000
Texas                         California             Alaska
Florida                       Nevada                 Oregon
                              Georgia                Washington
                              Virginia               Utah
                              North Carolina         New Mexico
                              Maryland               Arizona
                                                     Colorado
                                                     Kansas
                                                     Oklahoma
                                                     Missouri
                                                     Arkansas
                                                     Louisiana
                                                     Mississippi
                                                     Kentucky
                                                     Tennessee
                                                     Illinois
                                                     Minnesota
                                                     Wisconsin
                                                     Michigan
                                                     Ohio
                                                     Indiana
                                                     West
                                                     Virginia
                                                     Pennsylvania
                                                     New York
                                                     New
                                                     Jersey
                                                     New
                                                     Hampshire
                                                     Connecticut
                                                     Massachusetts
                                                     Rhode
                                                     Island
                                                     Alabama
                                                     South
                                                     Carolina
                                                     Deleware





*States not listed have no subscribers

                                                                         [LOGO]

ESTABLISH OUR FOCUS
--------------------------------------------------------------------------------


Security Market Segments               Multifamily Residential Security Segment

Single Family                          30 MM MFP's Nationwide
11% Penetration                        20 MM Garden Style
                                       15 MM Target
Mutilfamily
3% Penetration

Commercial
20% + Penetration

                                                                         [LOGO]


SEGMENT COMPARISONS
--------------------------------------------------------------------------------


SINGLE FAMILY                      MULTIFAMILY
110 Million Homes                  30 Million Apartments

110 Million Decision Makers        2,000 Individuals Control 50%
                                   of the Apartment Market

>16,000 Alarm Companies            < 50 Alarm Companies

2-5 year agreements                10 year agreements with
                                   automatic escalators


                                                                         [LOGO]

TYPICAL CONTRACTUAL ARRANGEMENTS
--------------------------------------------------------------------------------


    -   Long term contract with 10 year primary term and 5 year renewal term

        -   Lower Attrition

    -   Contract rate of $10 - $11 per unit with annual CPI increase

    -   Contract executed by property owner/developer

        - Approximately 2,000 owner/developers versus approximately 300,000 monitored units/residents

        -   Bill and collect from only 2,000 customers

        - Minimal credit risk with very few contracts canceling prior to completion of primary contract term

        - Contracts typically assumed by new owner/developers as properties turn over

TARGET PROPERTY
--------------------------------------------------------------------------------


                                   [PHOTO]

BUYING MOTIVE
--------------------------------------------------------------------------------


                                   -- >  < --



                             AMENITY VS PROTECTION

THE MFP DISTRIBUTION CHANNEL
--------------------------------------------------------------------------------

OWNER               PROPERTY                RESIDENT
                    MANAGER

- Increased         - Leasing Tool        - Reliability
  Occupancy                                 Peace of Mind
                    - Quality
- Reduced             Service             - High Value
  Turnover
                    - Management          - Ease of Use
- Higher Rents        Incentives            Convenience


                      NETWORK'S TAILORED APPROACH

                      - Sales Executive

                      - Market Support

                      - Customer Service

ACCEPTANCE AND ENDORSEMENTS
--------------------------------------------------------------------------------

    -   FROM THE INDUSTRY...

        - Private in-unit alarm systems are #1 TECHNOLOGY ITEM in new apartment homes. (1998, National Multi Housing Council and the National Apartment Association)

        - Apartment residents' PRIMARY CONCERN is for safety and security. (1998, CEL & Associates)

        - The fast-growing luxury sector ATTRACTS RESIDENTS with built-in alarm systems. (1998, National Multi Housing Council)

        - 77% of residents consider security alarms in their units TO BE IMPORTANT OR VERY IMPORTANT. (1995, Multi-Housing News Survey).

        - Apartment residents choose their homes because of location, unit size and SAFETY AND SECURITY CONCERNS. (Multi-Housing News).

POSITION IN THE INDUSTRY
--------------------------------------------------------------------------------

    -   Nation's oldest and largest provider of alarm amenities

    -   More than ten times its nearest competitor

    -   Operations in 42 states, 260 major cities and Canada

    -   Industry leader with memberships in the following:

        -   National Multi Housing Council and its Board of Directors

        -   National Apartment Association and its National Suppliers Council

        - National Association of Home Builders' Multifamily Services Division Pillars of the Industry Sponsor

        - Active Product Supplier Member of 23 apartment associations at the state and local level

    - Expertise is recognized by industry trade journals and publications evidenced by editorial requests and executive interviews

GROWTH
--------------------------------------------------------------------------------


                       BULK UNIT INSTALLATIONS AND SALES

                  1994    1995    1996    1997    1998    1999
Installations   12,760  15,148  26,857  35,053  40,420  45,366
Sales           18,518  25,845  31,933  40,028  48,438  58,276


FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------


                                     EBITDA
                                ($ in thousands)



        1997    1998    1999

        10,133  13,978  16,236


FUTURE OUTLOOK
--------------------------------------------------------------------------------


    -   Subscriber growth

        -   Units in Backlog

    -   Synergies with North America

        -   Feeder of leads

    -   New business opportunities

        -   Telecom

                                                                       [LOGO]

[LOGO]


                                FINANCIAL REVIEW
--------------------------------------------------------------------------------

CASH ON CASH RETURN ANALYSIS
--------------------------------------------------------------------------------


                                                            ---------------------------------
                                                                Average Life in Years
                                 ------------------------------------------------------------
                                          Multiple         8               9             10
                                 ------------------------------------------------------------
                  Old Program                35           4.5%            7.0%          8.9%
                                 ------------------------------------------------------------
      ------                                 33           5.2%            7.7%          9.5%
      DEALER                     ------------------------------------------------------------
      ------                                 31           6.6%            9.1%         10.9%
                                 ------------------------------------------------------------
                                             29           8.3%           10.7%         12.4%
                                 ------------------------------------------------------------
                  New Program                26          11.2%           13.5%         15.1%
                                 ------------------------------------------------------------
                                             25          12.3%           14.5%         16.1%
                                 ------------------------------------------------------------
                                             24          13.5%           15.7%         17.2%
                                 ------------------------------------------------------------
                                             23          14.8%           16.9%         18.4%
                                 ------------------------------------------------------------



                                                   -------------------------------
                                                       Average Life in Years
                                --------------------------------------------------
                                     Multiple        8           9           10
                                --------------------------------------------------
                                        24         15.3%       17.3%        18.7%
     ---------                  --------------------------------------------------
     INTERNAL/                          23         16.4%       18.3%        19.7%
     PARADIGM                   --------------------------------------------------
     ---------                          22         17.5%       19.4%        20.7%
                                --------------------------------------------------
                                        21         18.7%       20.5%        21.8%
                                --------------------------------------------------
                                        20         20.0%       21.7%        23.0%
                                --------------------------------------------------



                                                    -------------------------------
                                                        Average Life in Years
  -------------                 ---------------------------------------------------
     NETWORK                       Multiple        10          13         15
   MULTIFAMILY                  ---------------------------------------------------
  -------------
                                    30              17.7%       19.5%      20.3%
                                ---------------------------------------------------


                                                                        [LOGO]

IMPROVED FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------

                        PROTECTION ONE NORTH AMERICA
                          FREE CASH FLOW ANALYSIS
                              ($ IN MILLIONS)

                                  [GRAPH]

                         -------------------------------------------------
                          '99 Q1    '99 Q2    '99 Q3    '99 Q4    '00 Q1*
--------------------------------------------------------------------------
---CASH FLOW               36.7      34.6      38.6      27.5      30.9
--------------------------------------------------------------------------
---SUBSCRIBER CAP X       (72.0)    (69.7)    (53.6)    (29.6)     (9.7)
--------------------------------------------------------------------------
---FREE CASH FLOW         (35.3)    (35.1)    (15.0)     (2.1)     21.2
--------------------------------------------------------------------------


                                             * Excludes extraordinary gain

-Free Cash Flow = Net Income + Depr. + Amort. - Subscriber Cap X
-Self funding in 2000

                                                                        [LOGO]

[LOGO]


                                 DEBT REDUCTION
--------------------------------------------------------------------------------

EUROPEAN TRANSACTION WITH WR
--------------------------------------------------------------------------------

-   European assets most likely candidate for sale

    -   European cash flow did not service Protection One Alarm Monitoring debt

    -   All cash flow stayed in Europe to service European obligations

    - Cash flow from North America and Multifamily used to service public debt obligations and revolver totaling over $1B

- Protection One received the following in exchange for Europe, other assets and tax payment from Westar Capital


                  Cash                               $183,025
                  Market value of bonds                75,959*
                  Note                                 14,199
                                                     --------
                  Result                             $273,184


*Face amount of $131,340

                                                                        [LOGO]

OPEN MARKET BOND REPURCHASE
--------------------------------------------------------------------------------


-   Market continues to present unique opportunity to delever balance sheet

    -   Protection One bonds still trading at a discount to face

- Subsequent to European transaction Protection One has retired an additional $20.4M face amount bonds in the 1st Quarter

    - $14.5M face amount of bonds received from Westar Capital as repayment of note

    -   $6.0M face amount of bonds purchased in open market

- Subsequent to 1st Quarter, Protection One has retired an additional $20.9M face amount bonds

    - $7.5M face amount bonds received from Westar Capital as repayment of note

    -   $13.4M face amount bonds purchased in open market

                                                                        [LOGO]

PROFORMA FINANCIAL IMPACT
--------------------------------------------------------------------------------


       DEBT AT          (1)PROFORMA              4Q 99                (1)PROFORMA INTEREST
       12/31/99         DEBT TODAY          INTEREST EXPENSE                 EXPENSE
       --------         ----------          ----------------                 -------
      $1,110,162        $698,463                 $22,588                    $13,804



Q1 00 Annualized EBITDA w/o Europe          $156M
   Leverage ratio proforma(2)               4.4x
   Leverage ratio proforma(2)               2.7x


----------------------------------------------------------------------------
As a result of deleveraging the balance sheet, North America and Multifamily support $698M in debt vs. $1B; interest expense reduced $35M/year
----------------------------------------------------------------------------

(1)Reflects debt reduction through April 21, 2000
(2)Ratios calculated are not consistent with definitions in the Company's indentures and senior credit facility

                                                                        [LOGO]

[LOGO]



                                 YTD FINANCIALS
--------------------------------------------------------------------------------

1ST QUARTER 2000 FINANCIALS (W/O EUROPE)
--------------------------------------------------------------------------------------------------------------------


                                                   Pro-1           Pro-1                                            Consolidated
                                                Monitoring       Executive       Multi-Family     Eliminations          POI
                                                ----------       ---------       ------------     ------------          ---
Revenues:
   Monitoring and Related Services                  $93,167               $0           $8,688               $0         $101,855
   Installation and Other                             3,511                0            1,453                0            4,964
                                               ------------- ----------------  ---------------  ---------------  ---------------
          Total Revenues                             96,678                0           10,141                0          106,819

Cost of Revenues:
   Monitoring and Related Services                   28,125                0            1,935                0           30,060
    Installation and Other                            3,224                0            1,382                0            4,606
                                               ------------- ----------------  ---------------  ---------------  ---------------
          Total Cost of Revenues                     31,349                0            3,317                0           34,666

          Gross Profit                               65,329                0            6,824                0           72,153
          Gross Margin                                  68%               0%              67%                               68%

Selling Expense                                       1,221                0              676                0            1,897
General and Administrative Expense                   23,438            1,602            2,026                0           27,066
Acquisition and Transition Expense                    4,145                0                0                0            4,145
                                               ------------- ----------------  ---------------  ---------------  ---------------

          EBITDA                                     36,525           (1,602)           4,122                0           39,045
          EBITDA Margin                                 38%               0%              41%                               37%

Depreciation and Amortization Expense                50,840                3            3,834                0           54,677
          Other                                           0            3,050                0                0            3,050
                                               ------------- ----------------  ---------------  ---------------  ---------------
          Operating Income(Loss)                    (14,315)          (4,655)             288                0          (18,682)

Interest Expense                                          0          (17,129)               0                0          (17,129)
Other Income (Expense)                                   25           (1,712)               0            1,994              307
                                               ------------- ----------------  ---------------  ---------------  ---------------
          Income (Loss) Before Taxes
            & Extraordinary Items                   (14,290)         (23,496)             288            1,994          (35,504)

Extraordinary Gain (Loss), net of tax                31,926                0                0                0           31,926
                                               ------------- ----------------  ---------------  ---------------  ---------------
          Income (Loss) Before Taxes                 17,636          (23,496)             288            1,994           (3,578)

Income Tax Expense ( Benefit)                        (3,851)          (5,678)               0                0           (9,529)
                                               ------------- ----------------  ---------------  ---------------  ---------------

          Net Income (Loss)                          21,487          (29,174)             288            1,994            5,951
                                               ============= ================  ===============  ===============  ===============

Average Customer Base (In Thousands)                  1,197              NMF              297              NMF            1,492
Monitoring and Service Revenue per sub/month         $25.95              NMF            $9.75              NMF           $23.42
Monitoring and Service Margin per sub/month          $11.59              NMF            $5.31              NMF            $9.86
Monitoring Margin 1                                     45%              NMF              54%              NMF              44%

1 (Monitoring and service revenue - monitoring and service cost - G&A expense)/ Monitoring and service revenue.

COST TO REPLACE AN ACCOUNT
------------------------------------------------------------------------------


    -   North America

    -   Wholesale accounts   -   no capital required

    -   Retail accounts

            - Move ins: No capital required as service technician does site visit to activate account

            - Competitive takeover: Capital may or may not be required depending on the system

            - Internal sales/Paradigm - capitalize only direct labor and equipment which approximates $400 per account, balance expensed

            -   Dealer tuck-in acquisitions - total multiple capitalized

                -   Holdback reduces cash outlay

    -   Multifamily

        -   $230 per account gets capitalized, balance expensed

                     THEORETICAL EXAMPLE - CAPITAL REQUIRED
--------------------------------------------------------------------------------

    -   Assume 10,000 accounts lost (pro rata customer base)

        -   880 Network Multifamily

        -   990 wholesale

        -   8,922 retail

    -   Capital spent

        -  880 Network Multifamily                     $230

        -  900 wholesale                                  0

        -  825 move-ins                                   0

        -  4,200 dealer/tuck-in acquisitions            825

        -  3,195 internal                               400*
                                                      -----
        -   Total Average                              $495

* $375 expensed, $400 capitalized

                                    PHASE II
                           A HEALTHIER PROTECTION ONE
--------------------------------------------------------------------------------

SYSTEMS OVERVIEW
--------------------------------------------------------------------------------



                                                   CURRENT                                                PLANNED
                   -----------------------------------------------------------------------------------   ------------------
                                                                                HAGERSTOWN/
                    BEAVERTON          IRVING              WICHITA               PORTLAND                 ALL CENTERS
                   -----------------------------------------------------------------------------------   ------------------
Accounts                    305,000             430,000             210,000                     80,000    1.2M
------------------------------------------------------------------------------------------------------   ------------------
Database                 MS SQL SVR              SYBASE           B32/C1SAM                 1332/CISAM    Oracle
------------------------------------------------------------------------------------------------------   ------------------
Monitoring                    S1R 3                 WEC                 MAS                        MAS    MAS
------------------------------------------------------------------------------------------------------   ------------------
Customer Service              S1R 3                 WEC               AS400                       None    MAS
------------------------------------------------------------------------------------------------------   ------------------
Operating System         NT 4.5 SP5              AIX4.3        AIX4.3/OS400                  AIX 4.2.1    AIX
------------------------------------------------------------------------------------------------------   ------------------
Hardware               Compaq/Intel              RS6000              RS6000                     RS6000    RS6000
------------------------------------------------------------------------------------------------------   ------------------
A/R Billing                      PS         IBS/Intergy         RPG/Intergy                     MAS BR    MAS
------------------------------------------------------------------------------------------------------   ------------------
Accounting             PS:GL/AP/PUR        PS:GL/AP/PUR        PS:GL/AP/PUR                Spreadsheet    Walker
                   -----------------------------------------------------------------------------------   ------------------


ONE COMMON PLATFORM Q4 2000

TECHNOLOGY BENEFITS
--------------------------------------------------------------------------------



    -   MAS implementation scheduled Q4 2000

        -   One common platform for all customers

        -   Allows call sharing between centers; reduces customer transfers

        -   Gives flexibility to shut down and/or backup centers

        -   Improves reporting

        -   Implements common procedures

        -   Improves accuracy of billing

    -   Walker financials implementation by year end

        -   Ability to see performance by business unit

        -   Automates manual processes

    -   Internet strategy implemented Q2

        -   On-line distribution channel

        -   Affinity relationships

        -   Customer interaction

                               SECURITY INDUSTRY
--------------------------------------------------------------------------------

MARKET SHARE
--------------------------------------------------------------------------------


Average RMR
($ Millions)


                        RELATIVE SIZE - TOP 25 COMPANIES


        1       2       3       4       5       6       7       8       9       10      11      12      13      14      15

1996    51.5    11.1    9.8     8.5     5.4     3       2.9     2.8     2.3     2.2     2.2     2       1.7     1.7     1.4
1999    93      38      30      14      7       2.7     2.6     2.3     2.2     1.8     1.8     1.7     1.6     1.4     1.2


         16      17      18      19      20      21      22      23      24      25


1996     1.4     1.3     1.2     1.2     1.2     1.1     0.9     0.8     0.7     0.7
1999     1       0.9     0.9     0.7     0.7     0.7     0.6     0.6     0.6     0.5


- After Brinks and Honeywell, next 200+ largest companies would need to be acquired to yield additional 13% market share gain.

- Each and every of next 1,000+ would need to be acquired to yield next 13% gain in market share.

- Current structure limits probable share of top 3 players...near term (3-5 years) at roughly 45% to 50%.

Source:  Barnes Associates 2/2000

MARKET POTENTIAL
--------------------------------------------------------------------------------


    - Huge growth potential: approx. 30-40 million new residential alarm customers created in North America over the next ten years (from current base of 12 million)

    -   Total North American industry revenue: $16.1B

        -   $6.5B of monitoring and service revenue growing at > 10% per year

    -   110 million households in North America

        -   11% alarm penetration

    -   16,000 North American alarm companies

    -   Positive demographic trends

    - Penetration goes from 12 million residences to 35 million residences equals an 11.3% CAGR



Source:  SDM Magazine

BUSINESS DRIVERS/GOALS
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                   Today                        Future                                    HOW?

------------------------------------------------------------------------------------------------------------------------------
                                                                                    IMPROVE QUALITY AND VOLUME OF LEADS
                                                                                    NEW CHANNELS
Customer Growth                    20-23x                       15-20x              INCREASE NEW OWNER SALES
                             Replace Attrition                7% in 2001            GROW INTERNAL SALES
                                                    10% to 15% in 2002 and beyond   INCREASE UP FRONT CUSTOMER REVENUE
------------------------------------------------------------------------------------------------------------------------------
                                                                                    ONE CALL RESOLUTION
Attrition                           13%                          < 10%              COMMON BILLING
                                                                                    IMPROVED SCHEDULING
------------------------------------------------------------------------------------------------------------------------------
Montioring and                                                                      TECHNOLOGY IN CENTERS AND BRANCHES
Service Margin                      68%                          75+%               PROCESS EFFICIENCIES
                                                                                    CALL CENTER INTEGRATION
------------------------------------------------------------------------------------------------------------------------------
Monitoring Margin                   45%                          50+%               BACK OFFICE TECHNOLOGY
                                                                                    EXPAND COMMERCIAL BUSINESS
------------------------------------------------------------------------------------------------------------------------------


                           INCREASE SHAREHOLDER VALUE

PROTECTION ONE FOCUS
--------------------------------------------------------------------------------


    -   Positioned for significant customer growth for 2001 and beyond

    -   Expand monitoring and related service profit margins

    -   Enhance customer retention

    -   Reduce cost of adding customers

    -   Build preeminent brand name

    -   Leverage synergies between businesses

    -   Create affinity partnerships to enhance services to customers

    -   Focus on flawless execution

VALUATION
--------------------------------------------------------------------------------


Protection One        VS.          (1)Peer Group

(2)5.5x EBITDA                     7.2x EBITDA


    - If Protection One were to trade at peer group average then stock price would increase to $3.31/share or a 165% increase

    -   If Protection One executes plan then the following occur:

        -   Faster growth in revenues

        -   Margin expansion

        -   Lower attrition

        -   Higher EBITDA


THEN PROTECTION ONE WOULD COMMAND A HIGHER MULTIPLE

(1) See Index
(2) Closing price as of April 28, 2000

                                     INDEX
--------------------------------------------------------------------------------

INDEX
--------------------------------------------------------------------------------

COMPARABLE EBITDA MUTIPLES
(U.S. DOLLARS IN MILLIONS, EXCEPT STOCK PRICE)
                                                                                EQUITY
                                                                                MARKET                        FIRM VALUE/LTM
COMPANY                              STOCK PRICE (a)   HIGH*        LOW*        VALUE       FIRM VALUE (b)       EBITDA
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Sensormatic Electronics (SRM)               $16.69       (28.0%)      58.9%      $1,280          $1,745            11.1x
Pittston Brink's Group (PZB)                 16.38       (45.4%)       9.2%         848           1,234             4.9x
Checkpoint Systems (CKP)                      8.94       (28.5%)      27.7%         270             494             8.8x
Armor Holdings (AH)                          11.19       (16.4%)      31.6%         243             234             9.3x
Burns International (BOR)                    10.81       (51.0%)      31.1%         215             348             5.6x
Wackenhut (WAK)                              13.19       (55.7%)       6.6%         143              82             1.3x
LOJACK Corp. (LOJN)                           7.19       (39.5%)      15.0%         116             113             6.6x
Lifeline Systems (LIFE)                      11.50       (45.2%)      53.3%          68              71             6.2x
VOXCOM Incorporated (VOX)                     3.03       (42.7%)      45.2%          24              56            13.8x
American Medical Alert (AMAC)                 2.19       (48.5%)      75.0%          14              13             4.8x
Alarmforce Industries (AF)                    0.79       (36.2%)      47.5%           7               8             6.5x
                                     ------------------------------------------------------------------------------------
MEDIAN:                                                                               -               -             6.5x
MEAN:                                                                                 -               -             7.2x
                                     ------------------------------------------------------------------------------------

Protection One (POI)                         $1.19       (81.0%)      18.8%       $ 151           $ 852             5.5x


* % of 52 Week



Note:  EBITDA adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months as of 12/31/99.

(a) Stock price as of April 28, 2000

(b) Firm Value equals equity value plus straight debt, minority interest, straight preferred stock, all out-of-money convertibles, less investments in unconsolidated affiliates and cash.


71